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                                                                EXHIBIT 10.3

The obligations evidenced hereby are subordinate in all respects to any other debt of the Company, except for debt of the Company to other affiliates of the Company.


                         TUKAIZ COMMUNICATIONS, L.L.C.

                         Subordinated Convertible Note

$5,500,000                                             Franklin Park, Illinois
                                                       January 31, 1997

FOR VALUE RECEIVED, the undersigned, TUKAIZ COMMUNICATIONS, L.L.C., an Illinois limited liability company (the "Company"), promises to pay to the order of VENETIAN INVESTMENT CORPORATION, a Delaware corporation (the "Payee"), the aggregate principal sum of FIVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($5,500,000), on demand by the Payee at any time after January 31, 2001.

The Company further promises to pay to the order of the Payee interest on the unpaid principal amount hereof from time to time outstanding at the rate of 6% per annum, quarterly on the first day of each April, July, October and January after the date hereof, commencing April 1, 1997, and upon the final payment of principal hereunder.

The holder of this Note shall have conversion rights as follows (the "Conversion Rights"):

(a)  Conversion Rights and Automatic Conversion.

(i) This Note shall be convertible, at the option of the holder thereof, at any time after January 31, 2001, at the office of the Company, into 7.3826 fully paid and nonassessable Membership Interests, multiplied by a factor to be determined by dividing $745,000 (the "Original Conversion Price") by the Conversion Price at the time in effect for such conversion. The initial Conversion Price shall be the Original Conversion Price; provided, however, that the Conversion Price for the Note (the "Conversion Price") shall be subject to adjustment as set forth in subsection (c).

(ii) Upon conversion of the Note, unless payment is then made on account of any interest accrued but unpaid on the Note, an adjustment shall be made to issue that additional number of Membership Interests to the holder of the Note as is determined by dividing the Conversion Price into the amount of such accumulated interest.

(b) Mechanics of Conversion. Before any holder of the Note shall be entitled to convert the same into Membership Interests, it shall surrender the Note marked cancelled, at the office of the Company, and shall give written notice
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by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for Membership Interests are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of the Note, or to the nominee or nominees or such holder, a certificate or certificates for the number of Membership Interests to which such holder shall be entitled as aforesaid.
Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note to be converted, and the person or persons entitled to receive the Membership Interests issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Membership Interests as of such date.

(c) Conversion Price Adjustments of the Note. The Conversion Price shall be subject to adjustment from time to time as follows:

(i) If the Company shall issue any Additional Membership Interests (as defined below) for a consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Membership Interests, the Conversion Price in effect immediately prior to each such issuance shall forthwith be decreased in an amount which shall cause there to be no dilution to the value of the Note and the conversion rights attached thereto.

(ii) "Additional Membership Interests" shall mean any Membership Interests issued by the Company after January 31, 1997 (the "Purchase Date"), other than Membership Interests issued or issuable upon conversion of the Note.

(d) Other Distributions. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, then, in each such case for the purpose of this subsection
(d), the holder of the Note shall be entitled to a proportionate share of any such distribution as though it was the holder of the number of Membership Interests of the Company into which its Membership Interests are convertible as of the record date fixed for the determination of the holders of Membership Interests of the Company entitled to receive such distribution.

(e) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Membership Interests (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere herein) provision shall be made so that the holder of the Note shall thereafter be entitled to receive upon conversion of the Note the number of interests, stock or other securities or property of the Company or otherwise, to which a holder of Membership Interests deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Note with respect to the rights of the holder of the Note after the recapitalization to the end that the provisions of this Note (including adjustment of the Conversion Price then in effect and the number of Membership Interests obtained upon conversion of the Note) shall be applicable after that event as nearly equivalent as may be practicable.
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(f)  No Impairment.  The Company will not, by amendment of its Certificate of
Organization or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holder of the Note against impairment.

(g)  Fractional Membership Interests; Certificate as to Adjustments.

(i) Fractional Membership Interests shall be issued upon conversion of the Note, with the number of Membership Interests to be issued to be rounded to the nearest one ten-thousandth of an interest. Whether or not fractional interests are issuable upon such conversion shall be determined on the basis of the total amount of the Note the holder is at the time converting into Membership Interests and the number of Membership Interests issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Note pursuant hereto, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the holder of the Note a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the holder of the Note, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of Membership Interests and the amount, if any, of other property which at the time would be received upon the conversion of the Note.

(h) Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any interests or any class of any other securities or property, or to receive any other right, the Company shall mail to the holder of the Note, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.
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(i)  Reservation of Membership Interests Issuable Upon Conversion.  The
Company shall at all times reserve and keep available out of its authorized but unissued Membership Interests solely for the purpose of effecting the conversion of the Note such number of its Membership Interests as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued Membership Interests shall not be sufficient to effect the conversion of all then the Note, in addition to such other remedies as shall be available to the holder of the Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Membership Interests to such number of shares as shall be sufficient for such purposes.

(j) Notices. Any notice required by the provisions hereof to be given to the holder of the Note shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to the holder of record at its address appearing on the books of the Company.

This Note is the "Subordinated Convertible Note" as referred to in the Membership Interest Agreement dated as of January 31, 1997 (the "Agreement") among the Company, TKZ Holding Corp., Frank Defino and Tukaiz Litho, Inc. Capitalized terms used herein and not defined herein shall have the meaning given to those terms in the Agreement. The Company shall have no right to prepay this Note.

In the event that this Note shall not be promptly paid when due, the Company shall pay all costs of enforcement and collection of this Note, including reasonable attorneys' fees.

Neither the failure nor any delay on the part of the Payee to exercise any right, power or privilege under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Note preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

This Note may not be changed or terminated orally, nor may any of its provisions be waived, except by an agreement in writing signed by the parties against whom enforcement of such change or termination is sought.
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The Company hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and an action for amounts due hereunder or thereunder shall immediately accrue.

This Note is not assignable. This Note shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles of choice of law.


TUKAIZ COMMUNICATIONS, L.L.C.


By       Frank Defino, Sr.
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   Title: President


Accepted and Agreed to:

VENETIAN INVESTMENT CORPORATION

By        Edward J. Boyle
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Title:   Secretary & Treasurer
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